UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2021

NOV INC.

(Exact name of registrant specified in its charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Drive

Houston, Texas 77036

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (713) 346-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On October 20, 2021, the Board of Directors (the “Board”) of NOV Inc. (the “Company”) appointed Robert S. Welborn as a director of the Company, effective October 20, 2021, with a term of office expiring at the next annual meeting of stockholders. Mr. Welborn will serve on the Board’s Audit Committee. As compensation for his service on the Board, Mr. Welborn will receive the Company’s standard compensation for non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement relating to the Company’s annual meeting of stockholders in 2021, filed with the Securities and Exchange Commission on April 9, 2021. In addition, there are no transactions in which Mr. Welborn has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Welborn, age 48, is the Head of Programs Data Science, Small Business Group for Facebook, Inc. Mr. Welborn received a Bachelor of Science in Engineering from Texas A&M University and a Master of Business Administration from the University of California, San Diego.

With the appointment of Mr. Welborn, the Board is now composed of ten directors, nine of which are independent members.

On October 20, 2021, the Company announced the appointment of Mr. Welborn to the Board. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is provided as part of the information furnished under Item 5.02 of this Current Report:

99.1	NOV Inc. press release dated October 20, 2021 announcing the appointment of Robert S. Welborn.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2/3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NOV INC.

By:	/s/ Brigitte M. Hunt
Brigitte M. Hunt
Vice President

Date: October 20, 2021

3/3